Supplemental Financial & Operating Data Third Quarter Ended September 30, 2023 Exhibit 99.2

2Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on VICI Properties Inc.’s (“VICI” or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical facts and by the use of words such as “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rate changes, foreign currency exchange rate fluctuations, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of the recent and potential future interest rate increases, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our pending and recently closed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties, including their financial condition, results of operations, cash flows and performance, and their affiliates that serve as guarantors of the lease payments, and the negative consequences any material adverse effect on their respective businesses could have on us; our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all; the anticipated benefits of certain arrangements with certain tenants relating to our funding of "same store" capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the VICI Partner Property Growth Fund; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their lease agreements with us following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to our lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness, and ability to service, refinance and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; our inability to successfully pursue investments in, and acquisitions of, additional properties; the possibility that we identify significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our pending or completed transactions; the possibility of adverse tax consequences as a result of our pending or recently completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our pending or recently completed transactions; our inability to maintain our qualification for taxation as a REIT; our reliance on distributions received from our subsidiaries, including VICI OP, to make distributions to our stockholders; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Bowlero Corp. (“Bowlero”), Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), PURE Canadian Gaming Corp. (“PURE Canadian”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial s tatements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the Securities and Exchange Commission (“SEC”). Certain financia l and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. W hile we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation contains estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands operated at our properties are trademarks of their respective owners. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”) , AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2023 unless otherwise indicated. DISCLAIMERS

TABLE OF CONTENTS


PALAZZO
PALAZZO
MICHAEL KORS

Corporate Overview.......... 4
Portfolio & Financial Highlights.......... 5
Consolidated Balance Sheets.......... 6-7
Consolidated Statement of Operations.......... 8-9
Non-GAAP Financial Measures.......... 10-11
Revenue Detail.......... 12-13
Annualized Contractual Rent and Income from Loans.......... 14
2023 Guidance.......... 15
Capitalization & Key Credit Metrics.......... 16
Debt Detail.......... 17
Geographic Diversification.......... 18
Summary of Current Lease Terms.......... 19-22
Investment Activity.......... 23
Capital Markets Activity.......... 24
Gaming Embedded Growth Pipeline.......... 25
Non-Gaming Embedded Growth Pipeline.......... 26
Analyst Coverage.......... 27
Definitions of Non-GAAP Financial Measures.......... 28

VICI
Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
3

4Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 92 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 38 non-gaming experiential properties across the United States and Canada. The portfolio is comprised of approximately 125 million square feet and features approximately 60,300 hotel rooms and approximately 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long- term, triple-net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading non-gaming experiential operators, including Bowlero, Great Wolf Resorts, Cabot, Canyon Ranch and Chelsea Piers. VICI Properties also owns four championship golf courses and 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 20th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com Investor Relations investors@viciproperties.com Public Relations pr@viciproperties.com

PORTFOLIO & FINANCIAL HIGHLIGHTS

($ amounts in thousands USD, except share, per share, portfolio and property data)

Portfolio Highlights(1)

54 Gaming Properties
38 Non-Gaming Experiential Properties
4 Golf Courses

12 Tenants with 80% of Rent from Publicly Traded Tenants

26 States & 1 Canadian Province

33 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip

41.7 Year Weighted Average Lease Term as of September 30, 2023(3)

100% Occupancy Rate

Financial Highlights as of September 30, 2023

	Three Months Ended				
	Sept. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Net Income Per Common Share					
Basic	$0.55	$0.69	$0.52	$0.63	$0.34
Diluted	$0.55	$0.69	$0.52	$0.63	$0.34
Funds From Operations Per Common Share(2)					
Basic	$0.55	$0.69	$0.52	$0.64	$0.35
Diluted	$0.55	$0.69	$0.52	$0.64	$0.35
Adjusted Funds From Operations Per Common Share(2)					
Basic	$0.54	$0.54	$0.53	$0.51	$0.49
Diluted	$0.54	$0.54	$0.53	$0.51	$0.49
Net Income Attributable to Common Stockholders	$556,329	$690,702	$518,740	$604,053	$330,905
Adjusted EBITDA Attributable to Common Stockholders(2)	$726,406	$723,414	$710,302	$653,594	$638,614
Annualized Dividend Per Share	$1.66	$1.56	$1.56	$1.56	$1.56
Dividend Yield at Period End	5.7%	5.0%	4.8%	4.8%	5.2%

Summary Capitalization

Shares Outstanding	1,016,827,883
Third-Party OP Units Outstanding	12,231,373
Share Price as of September 29, 2023	$29.10
Equity Market Capitalization	$29,945,624
Total Debt	$17,108,348
Cash & Cash Equivalents	$510,884
Total Enterprise Value	$46,543,088
LQA Net Leverage Ratio(4)	5.7x

Credit Ratings

Moody's	S&P	Fitch
Ba1 / Stable Outlook	BBB- / Stable Outlook	BBB- / Stable Outlook

(1) Reflects VICI's acquisition of the land, real property and improvements of 38 bowling entertainment centers from Bowlero (collectively, the "Bowlero Portfolio"), which closed subsequent to quarter end on October 19, 2023. (2) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (3) Inclusive of all tenant renewal options based on annualized cash rent. (4) LQA Net Leverage defined as Total Debt less Cash & Cash Equivalents divided by last quarter annualized ("LQA") Adjusted EBITDA for the quarter ended September 30, 2023. See page 16 for more information and reconciliations on this metric. LTM Net Leverage for the period ended September 30, 2023 was 5.9x.

VICI
Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
5

6Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CONSOLIDATED BALANCE SHEETS ($ amounts in thousands USD, except share and per share data) September 30, 2023 December 31, 2022 Assets Real estate portfolio: Investments in leases - sales-type, net 22,889,984$ 17,172,325$ Investments in leases - financing receivables, net 17,337,665 16,740,770 Investments in loans and securities, net 973,217 685,793 Investment in unconsolidated affiliate — 1,460,775 Land 150,727 153,560 Cash and cash equivalents 510,884 208,933 Short-term investments — 217,342 Other assets 969,672 936,328 Total assets 42,832,149$ 37,575,826$ Liabilities Debt, net 16,692,728$ 13,739,675$ Accrued expenses and deferred revenue 222,430 213,388 Dividends and distributions payable 426,861 380,178 Other liabilities 954,448 952,472 Total liabilities 18,296,467 15,285,713 Stockholders' equity 10,168 9,631 — — Additional paid-in capital 23,316,140 21,645,499 Accumulated other comprehensive income 186,241 185,353 Retained earnings 652,402 93,154 Total VICI stockholders' equity 24,164,951 21,933,637 Non-controlling interests 370,731 356,476 Total stockholders' equity 24,535,682 22,290,113 Total liabilities and stockholders' equity 42,832,149$ 37,575,826$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,016,827,883 and 963,096,563 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at September 30, 2023 and December 31, 2022

CONSOLIDATED BALANCE SHEETS – QUARTERLY

($ amounts in thousands USD)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Assets				
Real estate portfolio:				
Investments in leases - sales-type, net	$ 22,889,984	$ 22,655,164	$ 22,579,820	$ 17,172,325
Investments in leases - financing receivables, net	17,337,665	17,144,528	17,051,187	16,740,770
Investments in loans and securities, net	973,217	627,259	886,524	685,793
Investment in unconsolidated affiliate	—	—	—	1,460,775
Land	150,727	150,727	153,560	153,560
Cash and cash equivalents	510,884	738,793	247,673	208,933
Short-term investments	—	—	—	217,342
Other assets	969,672	934,139	934,049	936,328
Total assets	$ 42,832,149	$ 42,250,610	$ 41,852,813	$ 37,575,826
Liabilities				
Debt, net	$ 16,692,728	$ 16,624,197	$ 16,606,240	$ 13,739,675
Accrued expenses and deferred revenue	222,430	210,534	221,283	213,388
Dividends and distributions payable	426,861	397,480	396,212	380,178
Other liabilities	954,448	933,824	954,543	952,472
Total liabilities	18,296,467	18,166,035	18,178,278	15,285,713
Stockholders' equity				
Common stock	10,168	10,074	10,042	9,631
Preferred stock	—	—	—	—
Additional paid-in capital	23,316,140	23,014,913	22,910,509	21,645,499
Accumulated other comprehensive income	186,241	173,670	170,441	185,353
Retained earnings	652,402	518,059	220,254	93,154
Total VICI stockholders' equity	24,164,951	23,716,716	23,311,246	21,933,637
Non-controlling interests	370,731	367,859	363,289	356,476
Total stockholders' equity	24,535,682	24,084,575	23,674,535	22,290,113
Total liabilities and stockholders' equity	$ 42,832,149	$ 42,250,610	$ 41,852,813	$ 37,575,826

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

7

CONSOLIDATED STATEMENT OF OPERATIONS

($ amounts in thousands USD, except share and per share data)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Revenues				
Income from sales-type leases	$ 500,212	$ 376,048	$ 1,473,961	$ 1,077,952
Income from lease financing receivables, loans and securities	378,502	350,945	1,122,703	685,544
Other income	18,179	17,862	55,043	41,811
Golf revenues	7,425	6,688	28,416	25,484
Total revenues	904,318	751,543	2,680,123	1,830,791
Operating expenses				
General and administrative	14,422	12,063	44,347	33,311
Depreciation	1,011	816	2,712	2,371
Other expenses	18,179	17,862	55,043	41,811
Golf expenses	6,332	5,186	18,874	16,330
Change in allowance for credit losses [(1)]	95,997	232,763	166,119	865,459
Transaction and acquisition expenses	3,566	1,947	3,385	19,366
Total operating expenses	139,507	270,637	290,480	978,648
Income from unconsolidated affiliate	—	22,719	1,280	37,853
Interest expense	(204,927)	(169,354)	(612,881)	(370,624)
Interest income	7,341	3,024	16,194	3,897
Other (losses) gains	(1,122)	—	4,295	—
Income before income taxes	566,103	337,295	1,798,531	523,269
Income tax expense	(644)	(417)	(3,630)	(1,844)
Net income	565,459	336,878	1,794,901	521,425
Less: Net income attributable to non-controlling interests	(9,130)	(5,973)	(29,130)	(7,843)
Net income attributable to common stockholders	$ 556,329	$ 330,905	$ 1,765,771	$ 513,582
Net income per common share				
Basic	$ 0.55	$ 0.34	$ 1.75	$ 0.61
Diluted	$ 0.55	$ 0.34	$ 1.75	$ 0.60
Weighted average number of shares of common stock outstanding				
Basic	1,012,986,784	962,573,646	1,007,110,068	848,839,357
Diluted	1,013,589,640	964,134,340	1,008,437,452	850,823,037

Impact to net income related to non-cash change in allowance for credit losses - CECL [(1)]	$ (95,997)	$ (232,763)	$ (166,119)	$ (865,459)
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.09)	$ (0.24)	$ (0.16)	$ (1.02)
Diluted	$ (0.09)	$ (0.24)	$ (0.16)	$ (1.02)

(1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

8

CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY

($ amounts in thousands USD, except share and per share data)

	Three Months Ended			
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues				
Income from sales-type leases	$ 500,212	$ 495,355	$ 478,394	$ 386,293
Income from lease financing receivables, loans and securities	378,502	373,132	371,069	355,685
Other income	18,179	18,525	18,339	17,818
Golf revenues	7,425	11,146	9,845	10,110
Total revenues	904,318	898,158	877,647	769,906
Operating expenses				
General and administrative	14,422	14,920	15,005	15,029
Depreciation	1,011	887	814	811
Other expenses	18,179	18,525	18,339	17,818
Golf expenses	6,332	6,590	5,952	6,272
Change in allowance for credit losses (1)	95,997	(41,355)	111,477	(30,965)
Transaction and acquisition expenses	3,566	777	(958)	3,287
Total operating expenses	139,507	344	150,629	12,252
Income from unconsolidated affiliate	—	—	1,280	21,916
Interest expense	(204,927)	(203,594)	(204,360)	(169,329)
Interest income	7,341	5,806	3,047	5,633
Other (losses) gains	(1,122)	3,454	1,963	—
Income before income taxes	566,103	703,480	528,948	615,874
Income tax expense	(644)	(1,899)	(1,087)	(1,032)
Net income	565,459	701,581	527,861	614,842
Less: Net income attributable to non-controlling interests	(9,130)	(10,879)	(9,121)	(10,789)
Net income attributable to common stockholders	$ 556,329	$ 690,702	$ 518,740	$ 604,053
Net income per common share				
Basic	$ 0.55	$ 0.69	$ 0.52	$ 0.63
Diluted	$ 0.55	$ 0.69	$ 0.52	$ 0.63
Weighted average number of shares of common stock outstanding				
Basic	1,012,986,784	1,006,893,810	1,001,526,645	962,580,619
Diluted	1,013,589,640	1,007,968,422	1,003,831,325	965,299,406
Impact to net income related to non-cash change in allowance for credit losses - CECL (1)	$ (95,997)	$ 41,355	$ (111,477)	$ 30,965
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.09)	$ 0.04	$ (0.11)	$ 0.03
Diluted	$ (0.09)	$ 0.04	$ (0.11)	$ 0.03

(1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

9

NON-GAAP FINANCIAL MEASURES

($ amounts in thousands USD, except share and per share data)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net income attributable to common stockholders	$ 556,329	$ 330,905	$ 1,765,771	$ 513,582
Real estate depreciation	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	9,743	1,426	17,053
Funds From Operations (FFO) attributable to common stockholders[1]	556,329	340,648	1,767,197	530,635
Non-cash leasing and financing adjustments	(131,344)	(108,553)	(383,688)	(230,522)
Non-cash change in allowance for credit losses	95,997	232,763	166,119	865,459
Non-cash stock-based compensation	4,019	3,493	11,517	9,359
Transaction and acquisition expenses	3,566	1,947	3,385	19,366
Amortization of debt issuance costs and original issue discount	17,283	10,326	53,645	38,294
Other depreciation	833	785	2,442	2,280
Capital expenditures	(444)	(437)	(1,762)	(1,093)
Gain on extinguishment of debt and interest rate swap settlements	—	—	—	(5,405)
Other losses (gains)[2]	1,122	—	(4,295)	—
Joint venture non-cash adjustments and non-controlling interest adjustments	253	(10,315)	2,066	(22,171)
Adjusted Funds From Operations (AFFO) attributable to common stockholders[1]	547,614	470,657	1,616,626	1,206,202
Interest expense, net	180,303	156,004	543,042	333,838
Income tax expense	644	417	3,630	1,844
Joint venture adjustments and non-controlling interest adjustments	(2,155)	11,536	(3,176)	19,187
Adjusted EBITDA attributable to common stockholders[1]	$ 726,406	$ 638,614	$ 2,160,122	$ 1,561,071
Net income per common share				
Basic	$ 0.55	$ 0.34	$ 1.75	$ 0.61
Diluted	$ 0.55	$ 0.34	$ 1.75	$ 0.60
FFO per common share				
Basic	$ 0.55	$ 0.35	$ 1.75	$ 0.63
Diluted	$ 0.55	$ 0.35	$ 1.75	$ 0.62
AFFO per common share				
Basic	$ 0.54	$ 0.49	$ 1.61	$ 1.42
Diluted	$ 0.54	$ 0.49	$ 1.60	$ 1.42
Weighted average number of shares of common stock outstanding				
Basic	1,012,986,784	962,573,646	1,007,110,068	848,839,357
Diluted	1,013,589,640	964,134,340	1,008,437,452	850,823,037

(1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

10

NON-GAAP FINANCIAL MEASURES – QUARTERLY

($ amounts in thousands USD, except share and per share data)

	Three Months Ended			
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income attributable to common stockholders	$ 556,329	$ 690,702	$ 518,740	$ 604,053
Real estate depreciation	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	—	1,426	10,093
Funds From Operations (FFO) attributable to common stockholders[1]	556,329	690,702	520,166	614,146
Non-cash leasing and financing adjustments	(131,344)	(129,510)	(122,834)	(107,109)
Non-cash change in allowance for credit losses	95,997	(41,355)	111,477	(30,965)
Non-cash stock-based compensation	4,019	4,031	3,467	3,627
Transaction and acquisition expenses	3,566	777	(958)	3,287
Amortization of debt issuance costs and original issue discount	17,283	16,680	19,682	10,301
Other depreciation	833	826	783	780
Capital expenditures	(444)	(330)	(988)	(709)
Other losses (gains)[2]	1,122	(3,454)	(1,963)	—
Joint venture non-cash adjustments and non-controlling interest adjustments	253	2,040	(227)	(5,759)
Adjusted Funds From Operations (AFFO) attributable to common stockholders[1]	547,614	540,407	528,605	487,599
Interest expense, net	180,303	181,108	181,631	153,395
Income tax expense	644	1,899	1,087	1,032
Joint venture adjustments and non-controlling interest adjustments	(2,155)	—	(1,021)	11,568
Adjusted EBITDA attributable to common stockholders[1]	$ 726,406	$ 723,414	$ 710,302	$ 653,594
Net income per common share				
Basic	$ 0.55	$ 0.69	$ 0.52	$ 0.63
Diluted	$ 0.55	$ 0.69	$ 0.52	$ 0.63
FFO per common share				
Basic	$ 0.55	$ 0.69	$ 0.52	$ 0.64
Diluted	$ 0.55	$ 0.69	$ 0.52	$ 0.64
AFFO per common share				
Basic	$ 0.54	$ 0.54	$ 0.53	$ 0.51
Diluted	$ 0.54	$ 0.54	$ 0.53	$ 0.51
Weighted average number of shares of common stock outstanding				
Basic	1,012,986,784	1,006,893,810	1,001,526,645	962,580,619
Diluted	1,013,589,640	1,007,968,422	1,003,831,325	965,299,406

(1) See definitions of Non-GAAP Financial Measures on page 28 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

11

REVENUE DETAIL

($ amounts in thousands USD)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Contractual revenue from sales-type leases				
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 132,952	$ 122,729	$ 398,856	$ 368,187
Caesars Las Vegas Master Lease	113,619	105,556	340,857	316,668
MGM Grand/Mandalay Bay Lease	77,468	—	224,858	—
The Venetian Resort Las Vegas Lease	64,375	62,500	191,875	150,298
Greektown Lease	13,214	12,830	39,001	38,490
Hard Rock Cincinnati Lease	11,176	11,010	33,528	33,030
Southern Indiana Lease	8,288	8,166	24,782	24,416
Century Master Lease (excluding Century Canadian Portfolio)	9,740	6,376	23,470	19,128
Margaritaville Lease	6,615	5,953	19,624	17,831
Income from sales-type leases non-cash adjustment[1]	62,765	40,928	177,110	109,904
Income from sales-type leases	500,212	376,048	1,473,961	1,077,952
Contractual revenue from lease financing receivables				
MGM Master Lease	186,150	215,000	558,583	363,112
Harrah's NOLA, AC, and Laughlin[2]	42,966	39,663	128,898	118,989
JACK Entertainment Master Lease	17,511	17,250	52,445	51,191
Mirage Lease	22,500	—	67,500	—
Gold Strike Lease	10,000	—	25,000	—
Foundation Master Lease	6,063	—	18,189	—
PURE Master Lease	4,054	—	11,913	—
Century Canadian Portfolio[3]	887	—	887	—
Income from lease financing receivables non-cash adjustment[1]	68,586	67,629	206,625	120,614
Income from lease financing receivables	358,717	339,542	1,070,040	653,906
Contractual interest income				
Senior secured notes	2,344	—	4,847	—
Senior secured loans	4,565	9,508	20,395	27,723
Mezzanine loans & preferred equity	12,883	1,898	27,468	3,910
Income from loans non-cash adjustment[1]	(7)	(3)	(47)	5
Income from loans and securities	19,785	11,403	52,663	31,638
Income from lease financing receivables, loans and securities	378,502	350,945	1,122,703	685,544
Other income	18,179	17,862	55,043	41,811
Golf revenues	7,425	6,688	28,416	25,484
Total revenues	$ 904,318	$ 751,543	$ 2,680,123	$ 1,830,791

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

12

REVENUE DETAIL – QUARTERLY

($ amounts in thousands USD)

	Three Months Ended			
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Contractual revenue from sales-type leases				
Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease	$ 132,952	$ 132,952	$ 132,952	$ 129,544
Caesars Las Vegas Master Lease	113,619	113,619	113,619	110,932
MGM Grand/Mandalay Bay Lease	77,468	77,468	69,922	—
The Venetian Resort Las Vegas Lease	64,375	64,375	63,125	62,500
Greektown Lease	13,214	12,957	12,830	12,830
Hard Rock Cincinnati Lease	11,176	11,176	11,176	11,176
Southern Indiana Lease	8,288	8,247	8,247	8,247
Century Master Lease (excluding Century Canadian Portfolio)	9,740	6,865	6,865	6,376
Margaritaville Lease	6,615	6,615	6,394	5,953
Income from sales-type leases non-cash adjustment(1)	62,765	61,081	53,264	38,735
Income from sales-type leases	500,212	495,355	478,394	386,293
Contractual revenue from lease financing receivables				
MGM Master Lease	186,150	184,933	187,500	211,855
Harrah's NOLA, AC, and Laughlin(2)	42,966	42,966	42,966	41,866
JACK Entertainment Master Lease	17,511	17,511	17,423	17,251
Mirage Lease	22,500	22,500	22,500	3,145
Gold Strike Lease	10,000	10,000	5,000	—
Foundation Master Lease	6,063	6,063	6,063	652
PURE Master Lease	4,054	4,050	3,809	—
Century Canadian Portfolio(3)	887	—	—	—
Income from lease financing receivables non-cash adjustment(1)	68,586	68,462	69,577	68,379
Income from lease financing receivables	358,717	356,485	354,838	343,148
Contractual interest income				
Senior secured notes	2,344	2,395	108	—
Senior secured loans	4,565	5,566	10,264	9,801
Mezzanine loans & preferred equity	12,883	8,719	5,866	2,741
Income from loans non-cash adjustment(1)	(7)	(33)	(7)	(5)
Income from loans and securities	19,785	16,647	16,231	12,537
Income from lease financing receivables, loans and securities	378,502	373,132	371,069	355,685
Other income	18,179	18,525	18,339	17,818
Golf revenues	7,425	11,146	9,845	10,110
Total revenues	$ 904,318	$ 898,158	$ 877,647	$ 769,906

(1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (3) Assets are part of the Century Master Lease.

VICI Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 13

ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS

($ amounts in millions USD)

	Assets Per Lease	Tenant	Annualized Rent as of October 2023
Annualized Contractual Rent			
MGM Master Lease	11	MGM Resorts International	$744.6
Caesars Regional Master Lease & Joliet Lease	16	Caesars Entertainment	703.7
Caesars Las Vegas Master Lease	2	Caesars Entertainment	454.5
MGM Grand/Mandalay Bay Master Lease	2	MGM Resorts International	309.9
The Venetian Resort Las Vegas Lease	1	Venetian Las Vegas Tenant	257.5
Mirage Lease	1	Hard Rock Entertainment	90.0
JACK Entertainment Master Lease	2	JACK Entertainment	70.0
Century Master Lease(1)	8	Century Casinos	55.8
Greektown Lease	1	PENN Entertainment	52.9
Hard Rock Cincinnati Lease	1	Hard Rock Entertainment	46.2
Gold Strike Lease	1	Cherokee Nation Entertainment	40.0
Southern Indiana Lease	1	Eastern Band of Cherokee Indians	33.5
Bowlero Master Lease(2)	38	Bowlero	31.6
Margaritaville Lease	1	PENN Entertainment	26.5
Foundation Gaming Master Lease	2	Foundation Gaming	24.3
PURE Canadian Master Lease(1)	4	PURE Canadian Gaming	16.1
Totals	92		$2,956.8

Partnerships with 12 Tenants



Caesars	39%
MGM	36%
Venetian	9%
Hard Rock	4%
PENN	3%
JACK	2%
Century Casinos(1)	2%
Cherokee Nation	1%
EBCI	1%
Bowlero	1%
Foundation	1%
PURE Canadian(1)	1%

	Total Commitments	Principal Balance as of September 30, 2023	Blended Interest Rate	Annualized Income from Loans
Annualized Contractual Income from Loans and Securities				
Senior Secured Notes	$85.0	$85.0	11.0%	$9.4
Senior Secured Loans	916.0	333.8	7.1%	13.9
Mezzanine Loans & Preferred Equity	765.5	579.5	9.5%	55.3
Totals	$1,766.5	$998.3	8.8%	$78.5

Total Annualized Contractual Rent and Income from Loans and Securities	$3,035.2

(1) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.74 as of September 30, 2023. (2) Reflects VICI's acquisition of the Bowlero Portfolio, which closed subsequent to quarter end on October 19, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

14

15Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2023 GUIDANCE ($ amounts in millions USD, except per share data) The Company is increasing AFFO guidance for the full year 2023. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2023 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 28 of this presentation. The Company estimates AFFO for the year ending December 31, 2023 will be between $2,170.0 million and $2,180.0 million, or between $2.14 and $2.15 per diluted common share. Guidance does not include the impact on operating results from any possible or pending future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2023 guidance: The above per share estimates reflect the dilutive effect of the 8,170,658 shares pending under the Q2 and Q3 2023 ATM Forward Sale Agreements as calculated under the treasury stock method. VICI OP Units held by a third party are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. Updated Guidance Prior Guidance For the Year Ending December 31, 2023: Low High Low High Estimated Adjusted Funds From Operations (AFFO) $2,170.0 $2,180.0 $2,130.0 $2,160.0 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.14 $2.15 $2.11 $2.14 Estimated Weighted Average Common Share Count at Year End (in millions) 1,014.4 1,014.4 1,011.7 1,011.7 2023 Guidance

CAPITALIZATION & KEY CREDIT METRICS – AS OF SEPT. 30, 2023

($ amounts in thousands USD, except share and per share data)

Capitalization	
Shares Outstanding	1,016,827,883
Third-Party OP Units Outstanding[(1)]	12,231,373
Share Price as of September 29, 2023	$29.10
Equity Market Capitalization	$29,945,624
Revolving Credit Facility[(2)]	158,348
Senior Unsecured Notes	13,950,000
CMBS Debt	3,000,000
Total Debt	$17,108,348
Total Market Capitalization	$47,053,972
Less: Cash & Cash Equivalents	510,884
Total Enterprise Value	$46,543,088

Total Liquidity	
Revolving Credit Facility Capacity	$2,341,652
Outstanding Forward Sale Agreement Proceeds[(4)]	807,245
Cash & Cash Equivalents	510,884
Total Liquidity	$3,659,781

Investment Grade Bond Covenants	Thresholds	Actuals
Total Net Debt to Adjusted Total Assets	< 60%	40%
Senior Secured Net Debt to Adjusted Total Assets	< 40%	7%
Interest Coverage Ratio	> 1.5x	3.6x
Total Unencumbered Assets to Unsecured Debt	> 150%	265%

VICI Issuer Credit Ratings

Moody's: Ba1 / Stable Outlook

S&P: BBB- / Stable Outlook

Fitch: BBB- / Stable Outlook

Q3'23 LQA Net Leverage	
Q3'23 Adj. EBITDA[(3)]	$726,406
Annualized Q3'23 Adj. EBITDA	2,905,624
Net Debt	16,597,464
LQA Net Leverage Ratio	5.7x

(1) Following the closing of the MGP acquisition, MGM holds 100% of the outstanding third-party held OP Units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD, shown here in USD, refer to footnote 5 on slide 17 for additional information. (3) See "Non-GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 28 of this presentation for the definitions of these Non-GAAP Financial Measures. (4) Estimated based on the forward sale price calculated as of September 30, 2023, and total amount of shares available for settlement under the January 2023 Forward Sale Agreements, and the Q2 2023 and Q3 2023 ATM Forward Sale Agreements. Subsequent to quarter end on October 17, 2023, VICI settled 17.7 million shares under the January 2023 forward sale agreements at a forward share price of $31.65 per share, in exchange for total net proceeds of approximately $560.3 million. VICI has no remaining forward shares outstanding under the January 2023 forward sale agreements.

VICI Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 16

DEBT DETAIL

($ amounts in thousands USD)

Debt	Maturity Date	Coupon Rate	Effective Rate	As of September 30, 2023 Face Value	% of Total Debt	Carrying Value[1]
Senior Unsecured Debt[2]						
$2.5Bn Revolving Credit Facility						
Borrowings in USD	3/31/2027[3]	SOFR+1.05%[4]	6.469%[5]	-	-	-
Borrowings in CAD	3/31/2027[3]	CDOR+1.05%[4]	6.435%[5]	$158,348	0.9%	$158,348
2024 Bond Maturity						
5.625% Notes due 2024[6]	5/1/2024	5.625%	5.625%	$1,050,000	6.1%	$1,052,240
2025 Bond Maturities						
3.500% Notes due 2025	2/15/2025	3.500%	3.500%	$750,000	4.4%	$746,778
4.375% Notes due 2025	5/15/2025	4.375%	4.375%	$500,000	2.9%	$497,476
4.625% Notes due 2025[6]	6/15/2025	4.625%	4.625%	$800,000	4.7%	$789,044
2026 Bond Maturities						
4.500% Notes due 2026[6]	9/1/2026	4.500%	4.500%	$500,000	2.9%	$485,276
4.250% Notes due 2026	12/1/2026	4.250%	4.250%	$1,250,000	7.3%	$1,240,965
2027 Bond Maturities						
5.750% Notes due 2027[6]	2/1/2027	5.750%	5.750%	$750,000	4.4%	$757,354
3.750% Notes due 2027	2/15/2027	3.750%	3.750%	$750,000	4.4%	$744,343
2028 Bond Maturities						
4.500% Notes due 2028[6]	1/15/2028	4.500%	4.500%	$350,000	2.0%	$339,061
4.750% Notes due 2028	2/15/2028	4.750%	4.516%[7]	$1,250,000	7.3%	$1,238,965
2029 Bond Maturities						
3.875% Notes due 2029[6]	2/15/2029	3.875%	3.875%	$750,000	4.4%	$688,966
4.625% Notes due 2029	12/1/2029	4.625%	4.625%	$1,000,000	5.8%	$990,131
2030 Bond Maturities						
4.950% Notes due 2030	2/15/2030	4.950%	4.541%[7]	$1,000,000	5.8%	$988,915
4.125% Notes due 2030	8/15/2030	4.125%	4.125%	$1,000,000	5.8%	$989,745
2032 Bond Maturity						
5.125% Notes due 2032	5/15/2032	5.125%	3.980%[7]	$1,500,000	8.8%	$1,482,326
2052 Bond Maturity						
5.625% Notes due 2052	5/15/2052	5.625%	5.625%	$750,000	4.4%	$735,730
Total Unsecured Debt	-	-	-	$14,108,348	82.5%	$13,925,663
CMBS Debt	3/5/2032	3.558%	3.558%	$3,000,000	17.5%	$2,767,065
Total Debt		4.49%	4.35%[5][7]	$17,108,348	100.0%	$16,692,728
Fixed Rate Debt Outstanding				99.1%		
Weighted Average Years to Maturity				6.1 Years		

(1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. ("VICI LP"). Refer to Note 7 - Debt within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. (3) Maturity date shown inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP's ratings). (5) Based on one-month SOFR of 5.319% and one-month CDOR of 5.385% as of September 30, 2023. SOFR-based rate includes a credit spread adjustment. (6) Issued in exchange for senior notes originally issued by MGP OP pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $90.0 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of the forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

17

18Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of October 2023. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States (52% Regional, 47% Las Vegas, 1% International)(1) Non-Gaming Experiential: 11 States Alberta, Canada Gaming Non-Gaming Experiential

SUMMARY OF CURRENT LEASE TERMS

	MGM Master Lease	Caesars Regional Master Lease and Joliet Lease[1]	Caesars Las Vegas Master Lease[1]	MGM Grand/Mandalay Bay Master Lease
Tenant	MGM Resorts International	Caesars Entertainment	Caesars Entertainment	MGM Resorts International
Annual Cash Rent as of October 2023	$744.6 million	$703.7 million[2]	$454.5 million	$309.9 million
Current Lease Year	May 1, 2023 – Apr. 30, 2024 Lease Year 2	Nov. 1, 2022 – Oct. 31, 2023 Lease Year 6	Nov. 1, 2022 – Oct. 31, 2023 Lease Year 6	Mar. 1, 2023 – Feb. 29, 2024 Lease Year 4
Annual Escalator	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	>2% / change in CPI	>2% / change in CPI[3]	2% in years 2-15 >2% / change in CPI thereafter (capped at 3%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	None
Variable Rent Adjustment Mechanic	None	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	None
Term	25-year initial term with three 10-year renewal options	18-year initial term with four 5-year renewal options		30-year initial term with two 10-year renewal options
Guarantor	MGM Resorts International	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	MGM Resorts International
Capex	Minimum of 1% of net revenues	Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties)	Minimum of 1% of net revenue annually (Caesars Palace and Harrah's Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties)	3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves

(1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $694.4 million. (3) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

19

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	The Venetian Resort Las Vegas Lease	Mirage Lease	JACK Entertainment Master Lease	Century Master Lease
Tenant	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Hard Rock Entertainment	JACK Entertainment	Century Casinos
Annual Cash Rent as of October 2023	$257.5 million	$90.0 million	$70.0 million	$55.8 million(1)
Current Lease Year	Mar. 1, 2023 – Feb. 29, 2024 Lease Year 2	Dec. 19, 2022 – Dec. 31, 2023 Lease Year 1	Feb. 1, 2023 – Jan. 31, 2024 Lease Year 4	Jan. 1, 2023 – Dec. 31, 2023 Lease Year 4
Annual Escalator	>2% / change in CPI (capped at 3%)	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%)	>1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%)
Coverage Floor	None	None	None	None
Rent Adjustment	None	None	None	None
Variable Rent Adjustment Mechanic	None	None	None	None
Term	30-year initial term with two 10-year renewal options	25-year initial term with three 10-year renewal options	20-year initial term with three 5-year renewal options	24-year term with three 5-year renewal options
Guarantor	Affiliate of funds managed by affiliates of Apollo Global Management, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Rock Ohio Ventures LLC and JACK Investments Co., LLC	Century Casinos, Inc.
Capex	Minimum of 2% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis with ramp up	Minimum of 1% of net revenues	Minimum of 1% of net revenues beginning in lease year 4, based on a rolling three-year basis	Minimum 1% of net revenues on a rolling three-year basis for each individual facility; 1% of Net Revenues per fiscal year for the facilities collectively

(1) Assumes an exchange rate of C$1:00:US$0.74 as of September 30, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

20

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	Greektown Lease	Hard Rock Cincinnati Lease	Gold Strike Lease	Southern Indiana Lease
Tenant	PENN Entertainment	Hard Rock Entertainment	Cherokee Nation Entertainment	Eastern Band of Cherokee Indians
Annual Cash Rent as of October 2023	$52.9 million	$46.2 million	$40.0 million	$33.5 million
Current Lease Year	Jun. 1, 2023 – May 31, 2024 Lease Year 5	Oct. 1, 2023 – Sept. 30, 2024 Lease Year 5	Feb. 15, 2023 – Apr. 30, 2024 Lease Year 1	Sept. 1, 2023 – Aug. 31, 2024 Lease Year 3
Annual Escalator	2% for Building Base Rent ($42.8 million)	>2.0% / change in CPI[1]	2% in years 2-10 >2% / change in CPI thereafter (capped at 3%)	1.5% in years 2-5 >2% / change in CPI thereafter
Coverage Floor	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 6	None	None	None
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 5	None	None	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	None	None	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2[2] Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options	28-year initial term with three 10-year renewal options	25-year initial term with three 10-year renewal options	15-year initial term with four 5-year renewal options
Guarantor	PENN Entertainment, Inc.	Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC	Cherokee Nation Businesses, LLC	Eastern Band of Cherokee Indians
Capex	Minimum of 1% of net revenues based on a four-year average	Minimum 1% of net revenues	Minimum of 1% of net revenues	1% of net revenues annually

(1) Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (2) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure.

VICI
Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
21

SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

	Bowlero Master Lease	Margaritaville Lease	Foundation Gaming Master Lease	PURE Canadian Master Lease
Tenant	Bowlero	PENN Entertainment	Foundation Gaming	PURE Canadian Gaming
Annual Cash Rent as of October 2023	$31.6 million	$26.5 million	$24.3 million	C$21.8 / US$16.1 million(1)
Current Lease Year	Oct. 19, 2023 – Oct. 31, 2024 Lease Year 1	Feb. 1, 2023 – Jan. 31, 2024 Lease Year 5	Dec. 22, 2022 – Dec. 31, 2023 Lease Year 1	Jan. 6, 2023 – Jan. 31, 2024 Lease Year 1
Annual Escalator	>2% / change in CPI (capped at 2.5%)	2% for Building Base Rent ($17.2 million)	1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%)	1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%)
Coverage Floor	None	Net Revenue to Rent Ratio: 6.1x	None	None
Rent Adjustment	None	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	None	None
Variable Rent Adjustment Mechanic	None	4% of the average net revenues for trailing 2-year period less threshold amount	None	None
Term	25-year initial term with six 5-year renewal options	15-year initial term with four 5-year renewal options	15-year initial term with four 5-year renewal options	25-year initial term with four 5-year renewal options
Guarantor	Bowlero Corp.	PENN Entertainment, Inc.	Foundation Gaming and Entertainment, LLC	Parent entity of PURE Canadian Gaming Corp.
Capex	None	Minimum 1% of net revenues based on a four-year average	1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three-year rolling net revenue	1% of net revenue (excluding gaming equipment, IT etc.) annually

(1) Assumes an exchange rate of C$1:00:US$0.74 as of September 30, 2023.

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

22

INVESTMENT ACTIVITY

Property / Loan	Announcement Date	Closing Date	Rent / Income	Cap Rate / Yield	Transaction Size	Tenant / Borrower / Issuer
Recently Completed Transactions						
Bowlero Portfolio[(1)]	10/19/2023	10/19/2023	$31.6 million	7.3%	$432.9 million	Bowlero Corp.
Century Canadian Portfolio	5/17/2023	9/6/2023	$12.7 million[(2)]	7.8%	$162.4 million	Century Casinos
Canyon Ranch Mortgage Financing	7/26/2023	8/22/2023	-	-	$140.1 million	Subsidiary of Canyon Ranch
Canyon Ranch Preferred Equity Investment	7/26/2023	7/26/2023	-	-	Up to $150.0 million	Canyon Ranch
Rocky Gap Casino Resort	8/25/2022	7/25/2023	$15.5 million	7.6%	$203.9 million	Century Casinos
Hard Rock Ottawa Senior Secured Notes	-	3/28/2023	$9.4 million	11.0%	$85.0 million	H.R. Ottawa, L.P.
Gold Strike Casino Resort	6/9/2022	2/15/2023	$40.0 million[(3)]	-	-	Cherokee Nation Entertainment
Remaining 49.9% Interest in the MGM Grand / Mandalay Bay JV	12/1/2022	1/9/2023	$151.6 million	-	$2.8 billion	MGM Resorts International
PURE Canadian Portfolio	1/9/2023	1/6/2023	$16.0 million[(4)]	8.0%	$200.8 million	PURE Canadian Gaming
Great Wolf Northeast Senior Secured Loan	2/1/2023	12/30/2022	-	-	Up to $287.9 million	Great Wolf Resorts

Note: Assumes exchange rate of C$1.00:US$0.74 as of September 30, 2023 where applicable.
(1) Reflects VICI's acquisition of the Bowlero Portfolio, which closed subsequent to quarter end on October 19, 2023. (2) The Century Canadian Portfolio has an initial annual base rent of C$17.3 million (US$12.7 million). (3) Annual rent under the MGM Master Lease was reduced by $40 million to account for MGM's divestiture of the operations of Gold Strike Casino Resort as of the closing date of such transaction. (4) The PURE Canadian master lease has an initial annual base rent of C$21.8 million (US$16.0 million).

VICI

Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA

23

24Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CAPITAL MARKETS ACTIVITY (1) Subsequent to quarter end on October 17, 2023, VICI settled 17.7 million shares under the January 2023 forward sale agreements at a forward share price of $31.65 per share, in exchange for total net proceeds of approximately $560.3 million. VICI has no remaining forward shares outstanding under the January 2023 forward sale agreements. Forward Equity Offering Shares Sold Shares Settled Gross Offering Value Net Proceeds Received to Date Q3 2023 ATM Activity 7,843,352 - $242.3 million - Q2 2023 ATM Activity 327,306 - $10.6 million - January 2023 Offering(1) 30,302,500 30,302,500 $1.0 billion $960.5 million Q4 2022 ATM Activity 6,317,805 6,317,805 $212.4 million $208.4 million November 2022 Block Trade 18,975,000 18,975,000 $580.0 million $575.6 million Q3 2022 ATM Activity 3,918,807 3,918,807 $136.1 million $133.1 million Q2 2022 ATM Activity 11,380,980 11,380,980 $367.4 million $355.2 million Equity Capital Markets

25Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and ROFR Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements Harrah’s Hoosier Park and Horseshoe Indianapolis: VICI has the right to call Harrah’s Hoosier Park and Horseshoe Indianapolis from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. Caesars has the right to put Harrah’s Hoosier Park and Horseshoe Indianapolis to VICI at a 12.5x multiple (8.0% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. The put/call agreement can be exercised until December 31, 2024. Right of First Refusal (“ROFR”) Agreements Las Vegas Strip Assets(1): VICI has a ROFR to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between September 18, 2025 and December 31, 2028. Caesars has the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between January 1, 2024 and December 31, 2024. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI.

NON-GAMING EMBEDDED GROWTH PIPELINE

The descriptions of the Put/Call Agreements, Purchase Right Agreements, and Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements.

Call Right Agreements

CANYON RANCH

Canyon Ranch Austin: In connection with VICI's $200 million delayed draw term loan to Canyon Ranch, VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net master lease with VICI.

Canyon Ranch Lenox & Canyon Ranch Tucson: VICI has the right to call the real estate assets of each of Canyon Ranch Tucson in Tucson, Arizona and Canyon Ranch Lenox in Lenox, Massachusetts, at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI.

Longer Term Financing Partnerships

BOWLERO CORPORATION

Bowlero: In connection with VICI's acquisition of the Bowlero Portfolio, the Bowlero master lease includes a right of first offer provision under which VICI has the right to acquire the real estate assets of any current or future Bowlero asset should Bowlero elect to enter into a sale-leaseback transaction in the first 8 years of the lease term.

CABOT

Cabot Citrus Farms: In connection with VICI's $120 million delayed draw term loan to Cabot, VICI also entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options.

CANYON RANCH

Canyon Ranch: VICI entered into a right of first offer agreement on future financing opportunities with Canyon Ranch for funding of certain facilities until the earlier of five years from the commencement of the Canyon Ranch Austin lease or the date VICI is no longer landlord. On July 26, 2023, VICI further solidified its partnership with Canyon Ranch and entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to-suit wellness resorts.

CHELSEA PIERS NEW YORK EST. 1995

Chelsea Piers New York: VICI entered into an agreement with Chelsea Piers for the life of the existing mortgage loan, subject to a minimum of 5 years, that could lead to a longer-term financing partnership in the future.

VICI
Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
26

ANALYST COVERAGE

Covering Equity Analysts

Firm	Analyst	Phone	Email
BNP Paribas	Nate Crossett	(646) 725-3716	Nate.crossett@us.bnpparibas.com
BofA Securities	Shaun Kelley	(646) 855-1005	Shaun.kelley@bofa.com
Capital One Securities	Dan Guglielmo	(202) 213-6408	Daniel.guglielmo@capitalone.com
CBRE	John DeCree	(702) 691-3213	John.decree@cbre.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Steve Sakwa	(212) 446-9462	Steve.sakwa@evercoreisi.com
Green Street Advisors	Chris Darling	(949) 640-8780	Cdarling@greenstreet.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
JMP Securities	Mitch Germain	(212) 906-3537	Mgermain@jmpsecurities.com
J.P. Morgan	Anthony Paolone	(212) 622-6682	Anthony.paolone@jpmorgan.com
Keybanc	Todd Thomas	(917) 368-2286	Tthomas@key.com
Macquarie Capital	Chad Beynon	(212) 231-2634	Chad.beynon@macquarie.com
Mizuho Securities	Haendel St. Juste	(212) 205-7860	Haendel.st.juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	(212) 296-8319	Ronald.kamdem@morganstanley.com
Raymond James	RJ Milligan	(727) 567-2585	Rjmilligan@raymondjames.com
Robert W. Baird	Wesley Golladay	(216) 737-7510	Wgolladay@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Wedbush	Rich Anderson	(212) 938-9949	Richard.anderson@wedbush.com
Wells Fargo	Connor Siversky	(212) 214-8069	Connor.siversky@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	Arosivach@wolferesearch.com

Covering Fixed Income Analysts

Firm	Analyst	Phone	Email
BofA Securities	James Kayler	(646) 855-9223	James.f.kayler@bofa.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
J.P. Morgan	Mark Streeter	(212) 834-5086	Mark.streeter@jpmorgan.com

VICI
Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA
27

28Q3 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate our AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other gains (losses), other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non-cash adjustments attributable to non- controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.